Other Receivables, Net - Schedule of Allowance for Expected Credit Losses Against Other Receivables (Details)	6 Months Ended
	Jun. 30, 2026 USD ($)	Jun. 30, 2026 CNY (¥)	Jun. 30, 2025 CNY (¥)
Schedule of Allowance for Expected Credit Losses Against Other Receivables [Line Items]
Balance at the beginning of the year	$ 334,646	¥ 2,270,607	¥ 2,677,828
Accrual	6,632	45,000	2,220
Reversal	(7,516)	(51,000)	(601,758)
Balance at the end of the year	$ 333,762	¥ 2,264,607	¥ 2,078,290